Essential to care Q1 FY 2008 Earnings Call FY 2008 November 5, 2007 Exhibit 99.3

2
Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's
Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; uncertainties relating to the timing of generic introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for healthcare products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal and administrative proceedings; successful integration of
Cardinal Health and VIASYS Healthcare and the ability to achieve synergies from the acquisition; uncertainties relating to the amount of future share repurchases by Cardinal
Health, which can be affected by Cardinal Health's then current stock price, regulatory restraints on share repurchases, cash flows, financial condition and alternative uses of cash available to
Cardinal Health at the time, as well as by the amount of any additional share repurchases authorized by the board of directors; and general economic and market conditions. This presentation reflects management’s views as of November 5, 2007. Except to the extent required by applicable law,
Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at
www.cardinalhealth.com.

3 Agenda Opening remarks Kerry Clark Chief Executive Officer Financial overview Jeff Henderson Chief Financial Officer Q&A

4 Financial Overview • FY 2008 Q1 Results – Consolidated • FY 2008 Q1 Results – Business Segments • Key Financial Value Drivers • FY 2008 Financial Targets and Goals • HSCS Priorities

5
Q1 FY 2008 Recap
$21,973
$490
$303
$0.82
$409
16.7%
($M)
5%
9%
4%
15%
%
Change¹
GAAP Basis
$512
$318
$0.86
17.5%
($M)
8%
3%
15%
%
Change¹
Non-GAAP Basis
1 % change over prior year quarter
Revenue
Operating Earnings
Earnings from continuing ops
Diluted EPS from continuing ops
Operating cash flow
Return on equity

6
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings/(Loss)
($M)
Diluted EPS from
Continuing
Operations
GAAP Consolidated $490 $0.82 $451 $0.71
Special Items ($23) ($0.04) ($22) ($0.04)
Impairment Charges
& Other $0 $0.00 ($2) $0.00
Non-GAAP
Consolidated $512 $0.86 $475 $0.75
Q1 FY 2008 Q1 FY 2007
Q1 Operating Earnings and EPS

7
Healthcare Supply Chain Services – Pharmaceutical
Business Analysis
Highlights:
• Q1 revenue up 4% on new bulk revenue from existing customers and branded price inflation, partially offset by pharma market growth moderation, FY07 customer losses and soft nuclear market
• Segment profit growth positively impacted by brand price inflation, improved operating leverage, and a
$14M vendor related reserve reduction
• Q1 segment profit negatively impacted by revenue growth/mix, fewer generic launches vs. last year and generic deflation
• Corporate allocation change positively impacted segment profit growth by ~2 pps
•
Economic profit margin¹
increased 3 basis points vs. prior year to 0.88%
Revenue
Segment Profit
19,221
305
Q1 FY08
($M)
18,553
289
Q1 FY07
($M)
4%
6%
% Change
1 Non-GAAP financial measure

8
Healthcare Supply Chain Services – Medical
Business Analysis
Highlights:
• Q1 revenue up 6% on new customer sales and improving demand from hospital, laboratory, and ambulatory customers, somewhat offset by demand in kitting products
• Segment profit down 10%, driven by refined corporate allocation, operational investments (e.g., customer service), and higher costs within kitting
• McGaw Park transition is on track with minimal business interruption
• Corporate allocation change negatively impacted segment profits by ~9 pps
Revenue
Segment Profit
1,921
58
Q1 FY08
($M)
1,806
64
Q1 FY07
($M)
6%
(10%)
% Change

9
Medical Products and Technologies
Business Analysis
Highlights:
• Q1 revenue up 47% driven by the VIASYS acquisition, new product launches, increased penetration of existing customers, and foreign exchange
• Segment profit up 24%, with margin dampened by purchase accounting impact from VIASYS acquisition
• Overall VIASYS integration on-track; FY08 synergy capture ahead of schedule
Revenue
Segment Profit
623
57
Q1 FY08
($M)
424
46
Q1 FY07
($M)
47%
24%
% Change

10
Clinical Technologies and Services
Business Analysis
Highlights:
• Q1 revenue up 9% on continued strong demand for infusion and dispensing products
• Segment profit up 91%, driven by favorable product mix driving higher gross margins and improved operating leverage
• Favorable compare vs. Q1 FY07 due to SE recall related charge of $13.5M in prior year
• Segment profit margin up 640 bps vs. Q1 FY07
Revenue
Segment Profit
649
98
Q1 FY08
($M)
594
51
Q1 FY07
($M)
9%
91%
% Change

11
Key Financial Value Drivers
Balance sheet management
– Days of inventory on hand declined from 30 to 28 days Q1 FY08 vs. Q1 FY07
– Portfolio optimization process ongoing
– Non-GAAP ROIC up 157 bps vs. Q1 last year
Capital deployment
– $592M in share buyback completed in Q1, $720M since July 1st
Capital structure
– Debt to total capital increased from 26% in Q1 FY07 to 35% in Q1 FY08
– Net debt to
capital¹
increased to 26% vs. 11% in Q1 last year
– Non-GAAP effective tax rate for the quarter was 32.25% vs. 29.4% last year
Non-GAAP Return on Equity increased 390 bps to 17.5%
1 Non-GAAP financial measure

12
Outlook
• Reconfirming overall Non-GAAP EPS guidance of $3.95 to $4.15
• 3 of 4 segments on-track — no change
• Lowering guidance on Supply Chain Pharma to “Below range”
• Profit growth significantly weighted toward latter part of 2 nd
half
– Difficult Q2 compare in Pharma

November 5, 2007
Financial targets and goals
In-line Strong investment grade Credit Rating:
Completed $3.1B PTS-related share repurchase in
July 2007; Announced new 2-year, $2B authorization
-
Quarterly dividend $0.12 per share -
up to 50% of OCF, via share
repurchase and dividends
Cash Returned to
Shareholders:
In line with long-term goal > 100% of net earnings Operating Cash Flow:
In line with long-term goal 15% - 20% Return on Equity
4
:
In range + 20 - 25% + 10 - 15% CTS
Above range + 25 - 30% + 8 - 12% MPT
Below range³
+ 6 - 9% + 4 - 7% HSCS - Medical
Below range³
+ 7 - 10% + 7 - 10% HSCS - Pharma
FY08 profit growth vs. long-term goal
Segment
Profit
Revenue Segment
$3.95 - $4.15 per share + 12 - 16%
EPS²:
In range + 10 - 13%
Op Earnings¹:
In range + 8 - 10% Revenue:
Fiscal Year 2008 Over FY'08 - FY'10 3 Year Period:
One Year Targets Long-Term Financial Goals
1 Non-GAAP operating earnings
2 Non-GAAP diluted EPS from continuing operations
3 Refined methodology for allocation of corporate costs within HSCS in FY08 positively impacts HSCS-P profit growth by 1.8 percentage points, and negatively impacts
HSCS-M profit growth by 7.3 percentage points
4 Non-GAAP return on equity

14
HSCS Priorities
HSCS – Medical:
• Focus on acute care revenue growth and profitability
• Leverage scale to lower product costs; expand off-shore sourcing
• Continuing focusing on operational improvements in Presource
®
kitting business
• Complete McGaw Park transition
HSCS – Pharmaceutical:
• Drive initiatives in place to improve operational performance within core pharma distribution
– Deliver on planned cost reductions
– Revitalize retail selling organization and product capabilities
– Execute strategy to enhance customer profitability through contract/generic compliance
– Continue to drive generic sourcing and customer offering strategies
• Within nuclear pharmacy services, adjust operating model to offset short-term market volatility
– Longer-term, leverage Cardiolite generic event
• Accelerate restructuring to improve operating leverage and to better align resources

Q&A

* * *

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

HEALTHCARE SUPPLY CHAIN SERVICES

Pharmaceutical

	First Quarter Fiscal 2008				First Quarter Fiscal 2007
	July	August	September	Total	July	August	September	Total
Economic Profit Margin
Segment profit				$305.4				$288.7
Effective tax rate from continuing operations				35.9%				35.1%

Net operating earnings, after-tax (NOPAT)				$195.6				$187.5

Total assets	$11,591.6	$11,719.5	$11,574.7		$11,549.8	$12,206.9	$11,620.0
Less: assets from discontinued operations	—	—	—		107.5	109.4	—
Less: accounts payable	7,350.3	7,948.1	8,344.0		7,488.3	8,027.1	8,101.0
Less: other accrued liabilities	1,211.8	1,173.2	1,130.7		1,069.5	1,088.6	1,016.3
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	88.8	86.7	35.0		82.1	82.1	71.0
Less: goodwill and other intangibles, net	1,351.2	1,344.9	1,345.2		1,354.5	1,361.8	1,332.4
Less: cash and equivalents	65.4	51.4	38.3		42.2	57.4	75.0
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$1,524.1	$1,115.2	$681.5	$1,106.9	$1,405.7	$1,480.5	$1,024.3	$1,303.5
Multiplied by weighted average cost of capital				2.3%				2.3%

Capital charge				$25.5				$30.0
Economic profit				$170.1				$157.5
Revenue				$19,220.8				$18,532.8
Economic profit margin				0.88%				0.85%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding
(3)

Healthcare Supply Chain Services—Pharmaceutical Tangible Capital calculated for both current and prior fiscal year includes an allocation of payables previously held at Corporate to more accurately reflect the payable balance of the segment.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

HEALTHCARE SUPPLY CHAIN SERVICES

Medical

	First Quarter Fiscal 2008				First Quarter Fiscal 2007
	July	August	September	Total	July	August	September	Total
Economic Profit Margin
Segment profit				$57.5				$64.1
Effective tax rate from continuing operations				29.3%				29.8%

Net operating earnings, after-tax (NOPAT)				$40.6				$45.0

Total assets	$2,481.8	$2,515.4	$2,552.6		$2,442.1	$2,437.6	$2,456.6
Less: assets from discontinued operations	—	—	—		—	—	—
Less: accounts payable	539.0	581.0	615.0		534.8	478.7	510.4
Less: other accrued liabilities	67.0	71.7	53.5		71.1	78.1	49.4
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	54.6	55.4	61.3		58.2	58.1	53.0
Less: goodwill and other intangibles, net	386.0	385.9	388.2		378.8	377.8	377.7
Less: cash and equivalents	24.4	25.7	21.6		2.9	3.0	4.1
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$1,410.8	$1,395.7	$1,413.0	$1,406.5	$1,396.3	$1,441.9	$1,462.0	$1,433.4
Multiplied by weighted average cost of capital				2.3%				2.3%

Capital charge				$32.3				$33.0
Economic profit				$8.3				$12.0
Revenue				$1,920.7				$1,806.1
Economic profit margin				0.43%				0.66%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

CLINICAL AND MEDICAL PRODUCTS

Clinical Technologies and Services

	First Quarter Fiscal 2008				First Quarter Fiscal 2007
	July	August	September	Total	July	August	September	Total
Economic Profit Margin
Segment profit				$98.3				$51.5
Effective tax rate from continuing operations				24.2%				29.2%

Net operating earnings, after-tax (NOPAT)				$74.5				$36.5

Total assets	$4,375.8	$4,301.6	$4,262.2		$3,916.6	$4,012.1	$3,880.1
Less: assets from discontinued operations	—	—	—		—	—	—
Less: accounts payable	82.0	63.3	62.3		91.2	84.7	79.4
Less: other accrued liabilities	575.9	592.2	250.3		277.2	287.9	223.4
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	238.4	238.9	474.5		577.6	577.0	475.1
Less: goodwill and other intangibles, net	2,171.8	2,206.2	2,180.4		2,085.9	2,083.4	2,174.3
Less: cash and equivalents	217.3	195.5	175.4		66.2	60.1	82.6
Less: short-term investments available for sale	—	—	—		—	—	0.3

Tangible capital	$1,090.4	$1,005.5	$1,119.3	$1,071.7	$818.5	$919.0	$845.0	$860.8
Multiplied by weighted average cost of capital				2.3%				2.3%

Capital charge				$24.6				$19.8
Economic profit				$49.9				$16.7
Revenue				$648.9				$594.5
Economic profit margin				7.69%				2.81%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)

CLINICAL AND MEDICAL PRODUCTS

Medical Products and Technologies

	First Quarter Fiscal 2008				First Quarter Fiscal 2007
	July	August	September	Total	July	August	September	Total
Economic Profit Margin
Segment profit				$56.9				$46.0
Effective tax rate from continuing operations				13.1%				7.0%

Net operating earnings, after-tax (NOPAT)				$49.4				$42.8

Total assets	$3,645.8	$3,661.3	$3,601.6		$1,455.5	$1,453.1	$1,506.0
Less: assets from discontinued operations	—	—	—		—	—	—
Less: accounts payable	123.8	127.9	123.1		107.3	88.5	118.3
Less: other accrued liabilities	270.7	266.5	207.0		119.3	124.7	89.1
Less: liabilities from businesses held for sale	—	—	—		—	—	—
Less: deferred income taxes and other liabilities	203.5	203.9	180.0		46.2	46.6	44.4
Less: goodwill and other intangibles, net	1,945.4	1,952.2	1,910.5		454.8	453.7	453.4
Less: cash and equivalents	445.7	469.5	503.0		136.9	144.9	197.8
Less: short-term investments available for sale	—	—	—		—	—	—

Tangible capital	$656.7	$641.3	$678.0	$658.7	$591.0	$594.7	$603.0	$596.2
Multiplied by weighted average cost of capital				2.3%				2.3%

Capital charge				$15.2				$13.7
Economic profit				$34.2				$29.1
Revenue				$623.2				$423.6
Economic profit margin				5.49%				6.87%

(1)

Tangible Capital is a quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

(2)	The sum of the components may not equal the total due to rounding

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter 2008
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$490	$23	—	$512
Growth Rate	9%			8%

Provision for Income Taxes	$144	$8	—	$151

Earnings from Continuing Operations
Amount	$303	$15	—	$318
Growth Rate	4%			3%

Diluted EPS from Continuing Operations
Amount	$0.82	$0.04	—	$0.86
Growth Rate	15%			15%

	First Quarter 2007
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$451	$22	$2	$475
Growth Rate	23%			23%

Provision for Income Taxes	$122	$6	$1	$128

Earnings from Continuing Operations
Amount	$291	$16	$1	$309
Growth Rate	24%			24%

Diluted EPS from Continuing Operations
Amount	$0.71	$0.04	—	$0.75

The sum of the components may not equal the total due to rounding

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter
(in millions)	2008	2007
GAAP Return on Equity	16.7%	12.8%

Non-GAAP Return on Equity
Net earnings	$301.8	$270.7
Special items, net of tax, in continuing operations	14.8	16.3
Special items, net of tax, in discontinued operations	—	1.4

Adjusted net earnings	$316.6	$288.4
Annualized	$1,266.4	$1,153.6

Divided by average shareholders’ equity [1]	$7,222.6	$8,455.9

Non-GAAP return on equity	17.5%	13.6%

	First Quarter
(in millions)	2008	2007
GAAP Return on Invested Capital	6.57%	5.14%

Non-GAAP Return on Invested Capital
Net earnings	$301.8	$270.7
Special items, net of tax, in continuing operations	14.8	16.3
Special items, net of tax, in discontinued operations	—	1.4
Interest expense and other, net of tax	27.5	23.6

Adjusted net earnings	$344.1	$312.0

Annualized	$1,376.4	$1,248.0

Divided by average total invested capital [2]	$18,365.9	$21,050.9

Non-GAAP return on invested capital	7.50%	5.93%

[1]	The average shareholders’ equity shown above is calculated using the average of the prior years’ fourth quarter and the current quarter.
[2]

The average total invested capital shown above is calculated using the average of the prior years’ quarter and the current quarter. Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. Unrecorded goodwill is $7.5 billion and $9.7 billion, respectively, for the September 30, 2007 and 2006 calculations. Current portion of long-term obligations and other short-term borrowings in discontinued operations, and long-term obligations in discontinued operations were $59.2 million and $46.6 million at June 30, 2006 and September 30, 2006, respectively.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter
(in millions)	2008	2007
GAAP Effective Tax Rate from Continuing Operations	32.2%	29.5%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$446.9	$413.4
Special items	22.5	22.1

Adjusted earnings before income taxes and discontinued operations	$469.4	$435.5

Provision for income taxes	$143.7	$122.0
Special items tax benefit	7.7	5.8

Adjusted provision for income taxes	$151.4	$127.8

Non-GAAP effective tax rate from continuing operations	32.3%	29.4%

	First Quarter
	2008	2007
Debt to Total Capital	35%	26%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$386.8	$280.1
Long-term obligations, less current portion and other short-term borrowings	3,347.5	2,616.0

Debt	$3,734.3	$2,896.1
Cash and equivalents	(1,289.6)	(1,444.1)
Short-term investments available for sale	—	(456.5)

Net debt	$2,444.7	$995.5
Total shareholders’ equity	$7,068.2	$8,421.1
Capital	$9,512.9	$9,416.6
Net debt to capital	26%	11%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP operating earnings, non-GAAP earnings from continuing operations, non-GAAP return on equity and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are operating earnings, earnings from continuing operations, return on equity and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities from continuing operations

Segment Profit: segment revenue minus (segment cost of products sold and segment selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by revenue

Segment Profit Mix: segment profit divided by total segment profit for all operating segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total revenue for all segments

NON-GAAP

Economic Profit: segment net operating earnings, after-tax minus (tangible capital multiplied by weighted average cost of capital); Tangible Capital is the quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

Economic Profit Margin: economic profit divided by revenue

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by earnings before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit) divided by average shareholders’ equity

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other, net of tax) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

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